Redeemable Preferred Units (Notes)	12 Months Ended
Dec. 31, 2016
Temporary Equity Disclosure [Text Block]
Redeemable Preferred Units

Private Placement of Preferred Units – On May 13, 2016, MPLX LP completed the private placement of approximately 30.8 million 6.5 percent Series A Convertible Preferred units (the "Preferred units") for a cash purchase price of $32.50 per unit. The aggregate net proceeds of approximately $984 million from the sale of the Preferred units were used for capital expenditures, repayment of debt and general partnership purposes.

The Preferred units rank senior to all common units with respect to distributions and rights upon liquidation. The holders of the Preferred units are entitled to receive cumulative quarterly distributions equal to $0.528125 per unit commencing for the quarter ended June 30, 2016, with a prorated amount from the date of issuance. Following the second anniversary of the issuance of the Preferred units, the holders of the Preferred units will receive as a distribution the greater of $0.528125 per unit or the amount of per unit distributions paid to common units. Since the Preferred unit distribution was declared subsequent to the end of the second quarter of 2016, the distribution was not accrued to the Preferred unitholders’ capital account. For the quarter ended June 30, 2016, the Preferred units received an earned aggregate cash distribution of $9 million, based on the quarterly per unit distribution prorated for the 49-day period the Preferred units were outstanding during the second quarter of 2016.

The changes in the redeemable preferred balance for 2016 were as follows:

(In millions)	Redeemable Preferred Units
Issuance of MPLX LP redeemable Preferred units on May 13, 2016	$984
Net income allocated for May 13, 2016 through December 31, 2016	41
Distributions received by Preferred unitholders	(25)
Balance at December 31, 2016	$1,000

The purchasers may convert their Preferred units into common units, at any time after the third anniversary of the issuance date or prior to liquidation, dissolution or winding up of the Partnership, in full or in part, subject to minimum conversion amounts and conditions. After the fourth anniversary of the issuance date, the Partnership may convert the Preferred units into common units at any time, in whole or in part, subject to certain minimum conversion amounts and conditions, if the closing price of MPLX LP common units is greater than $48.75 for the 20 day trading period immediately preceding the conversion notice date. The conversion rate for the Preferred units shall be the quotient of (a) the sum of (i) $32.50, plus (ii) any unpaid cash distributions on the applicable Preferred unit, divided by (b) $32.50. The holders of the Preferred units are entitled to vote on an as-converted basis with the common unitholders and will have certain other class voting rights with respect to any amendment to the partnership agreement that would adversely affect any rights, preferences or privileges of the Preferred units. In addition, upon certain events involving a change in control the holders of Preferred units may elect, among other potential elections, to convert their Preferred units to common units at the then change of control conversion rate.

The Preferred units are considered redeemable securities under GAAP due to the existence of redemption provisions upon a deemed liquidation event which is outside the Partnership’s control. Therefore they are presented as temporary equity in the mezzanine section of the Consolidated Balance Sheets. The Preferred units have been recorded at their issuance date fair value, net of issuance costs. Income allocations increase the carrying value, and declared distributions decreased the carrying value of the Preferred units. Because the Preferred units are not currently redeemable and not probable of becoming redeemable, adjustment to the initial carrying amount is not necessary and would only be required if it becomes probable that the Preferred units would become redeemable.